Exhibit 99
Form 4 Joint Filer Information

Name:	DBD Investors V Holdings, L.L.C.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	05/25/2011

DBD Investors V Holdings, L.L.C.

Signature:	By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

Name:	TCG Holdings II, L.P.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	05/25/2011

TCG Holdings II, L.P.

By: DBD Investors V, L.L.C., as its General Partner
By: DBD Investors V Holdings, L.L.C., as its Managing Member

Signature:	By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

Name:	TC Group Investment Holdings, L.P.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	05/25/2011

Signature:	TC Group Investment Holdings, L.P.

By: TCG Holdings II, L.P., as its General Partner

By: DBD Investors V, L.L.C., as its General Partner
By: DBD Investors V Holdings, L.L.C., as its Managing Member

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

Name:	TC Group III, L.L.C.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	05/25/2011

TC Group III, L.L.C.

By: TC Group Investment Holdings, L.P., as its Managing Member

By: TCG Holdings II, L.P., as its General Partner

Signature:	By: DBD Investors V, L.L.C., as its General Partner

By: DBD Investors V Holdings, L.L.C., as its Managing Member

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

Name:	TC Group III, L.P.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	05/25/2011

TC Group III, L.P.

By: TC Group III, L.L.C., as its General Partner
Signature:	By: TC Group Investment Holdings, L.P., as its Managing Member
By: TCG Holdings II, L.P., as its General Partner
By: DBD Investors V, L.L.C., as its General Partner
By: DBD Investors V Holdings, L.L.C., as its Managing Member

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

Name:	Carlyle Partners III, L.P.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	05/25/2011

Carlyle Partners III, L.P.

By: TC Group III, L.P., as its General Partner
By: TC Group III, L.L.C., as its General Partner
By: TC Group Investment Holdings, L.P., as its Managing Member
By: TCG Holdings II, L.P., as its General Partner
Signature:	By: DBD Investors V, L.L.C., as its General Partner
By: DBD Investors V Holdings, L.L.C., as its Managing Member

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director